UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2008
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 9, 2008, Caterpillar Inc. issued a press release announcing a new alignment of the company's machine product and marketing organizations to strengthen customer focus, position the company to achieve its 2010 and Vision 2020 goals and build deep expertise in product development.  The alignment results in numerous officer changes effective January 1, 2009.  The full text of the press release is filed as Exhibit 99.1 to this report, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.1	Caterpillar Inc. press release dated October 9, 2008, announcing new alignment of machine product and marketing organizations and new officers.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

	By:	/s/James B. Buda
Dated: October 10, 2008		James B. Buda
Vice President, General Counsel and Secretary